UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 31, 2017

(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

P.O. Box 619100, Dallas, Texas	75261-9100
(Address of principal executive offices)	(Zip Code)

(972) 281-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                   Other Events.

On August 31, 2017, Kimberly-Clark Corporation (the “Corporation”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC, Morgan Stanley & Co. International plc, Barclays Bank PLC, J. P. Morgan Securities plc, HSBC Bank plc, RBC Europe Limited, Banco Bilbao Vizcaya Argentaria, S.A., and Banco Santander, S.A., for the issuance and sale by the Corporation of €500,000,000 aggregate principal amount of 0.625% Notes due September 7, 2024 (the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Corporation’s registration statement on Form S-3 (File No. 333-212013) filed on June 14, 2016.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1. A form of the global note representing the Notes is attached hereto as Exhibit 4.1.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 1.1	Underwriting Agreement, dated August 31, 2017

Exhibit 4.1	Form of Global Note Representing the 0.625% Notes due September 7, 2024

Exhibit 4.2	Sixth Supplemental Indenture, dated September 7, 2017

Exhibit 5.1	Opinion of Gibson, Dunn & Crutcher LLP

Exhibit 23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

EXHIBIT INDEX

Exhibit 1.1	Underwriting Agreement, dated August 31, 2017

Exhibit 4.1	Form of Global Note Representing the 0.625% Notes due September 7, 2024

Exhibit 4.2	Sixth Supplemental Indenture, dated September 7, 2017

Exhibit 5.1	Opinion of Gibson, Dunn & Crutcher LLP

Exhibit 23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: September 7, 2017	By:	/s/ Flavio Costa
Flavio Costa
Vice President and Treasurer